(ICON)
Prudential
Emerging
Growth
Fund, Inc.

ANNUAL
REPORT

Oct. 30, 1997
(LOGO)

Prudential Emerging Growth Fund, Inc.

Performance At A Glance.
Stock of the average small and medium-sized U.S. company rose sharply over the
10 months since the inception of the Prudential Emerging Growth Fund. The Fund performed in line with the Lipper Analytical Services' Mid-Cap Fund Average primarily because its aggressive growth orientation captured 23 companies in various industries whose stocks rose 50% or better, including four that doubled or more in price. Its substantial holdings of electronics companies, in particular, provided excellent returns.

Cumulative Total Returns1
As of 10/31/97

                                 Since
Since
                               Inception2
Inception2
                          (Without Sales Charge)
(With Sales Charge)
Class A                          19.20%
13.24%
Class B                          18.50
13.50
Class C                          18.50
17.50
Class Z                          19.30
19.30
Lipper Mid-Cap
Funds Avg3                       19.94
N/A

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper
Analytical
Services. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%,
2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee. Since Class A, B, C and
Z shares have been in existence less than one year, no average annual returns are presented.

2 Inception date: 12/31/96 for Class A, B, C and Z shares.

3 The Lipper average return is for 247 funds.

How Investments Compared.
   (As of 10/31/97)
        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Susan Hirsch, Fund Manager
(PHOTO)

Portfolio
Manager's Report
The Prudential Emerging Growth Fund provides an opportunity for long-term capital appreciation by investing in stocks of small and medium-sized U.S.
companies with the potential for above-average growth. Stocks of small and medium-sized companies -- those with market capitalizations (the price of all outstanding stock) between $500 million and $4.5 billion -- may offer greater growth potential than those of larger companies, but also may fluctuate more in price from day to day. There can be no assurance that the Fund will achieve its investment objective.

Discipline Is Important.
The ability to identify stocks that have a high likelihood of rapid growth is only part of portfolio management. The discipline to sell when shares have reached a fair value or when our expectations are disappointed is equally important. We're looking for stocks with the potential for exceptional performance; we sell companies that don't have it.

Strategy Session.
------------------------------------------------------------
-------------------
Our investment decisions reflect both the long-term earnings prospects of the individual companies in which we invest and also our judgment of how the stock markets will react to the company in the near future. Different economic sectors gain and lose favor rapidly in the market for midcap stocks and the share prices of individual companies often temporarily outpace their earnings growth.

Technology. We focused on two technology sectors that performed well for us:
capital equipment and custom manufacturing. When uncertainty engulfed Asian markets, we anticipated an impact on capital equipment manufacturers and took our profits before their stock prices declined. However, we still have high expectations for our custom manufacturers. They include our fourth-largest holding, Solectron (which gained 52% for us), Hadco and the DII Group.

Media. We think media companies generally are well positioned for long-term growth, but some are better placed than others. We sold Clear Channel
Communications (up 74%) and American Radio Systems (up 53%). We continue to hold companies that still have strong price appreciation prospects, including our second-largest holding, Univision (up 52%). Univision is a Spanish-language cable channel that appeals to the rapidly growing and underserved Hispanic population. The cable television sector is out of favor, so we had to pay less for its earnings prospects than we normally would.

       Portfolio Composition.
Sectors expressed as a percentage of
 total net assets as of 10/31/97.
             (GRAPH)

What Went Well.
-------------------------------------------------
The explosive growth of the mutual fund industry created many opportunities.
We did exceptionally well with two fund managers -- Franklin
Resources (up
102%) and Kansas City Southern (up 109%) -- and have taken some profits on them. Investors had priced the latter as a railroad, but it also owned Janus
Capital and Berger Associates -- two very successful mutual fund companies -- and DST Systems, a data processor for mutual funds. Moreover, we bought it at a low price because a rail acquisition in Mexico had temporarily depressed earnings. We also own the fund managers T. Rowe Price and Legg Mason.

We didn't hold much in oil services, but what we did appreciated sharply.
Coflexip rose 66% and Falcon Drilling, a deep sea driller, doubled in price.

And Not So Well.
-------------------------------------------------
When the Emerging Growth Fund commenced operations, we invested our start-up funds rapidly. We suffered when a February rise in interest rates suggested that the U.S. economy was overheated and small and midcap stock prices subsequently declined. We would have done better if we had deployed our assets more slowly, averaging our exposure to market changes over a longer period.

Sometimes, we stay with management we believe in, even after the company has a setback. Acuson, a medical supply company, dropped 24% because its quarterly earnings failed to meet expectations. But we think it is a well-managed company with a new product line that can carry it for several years. We added to our holdings. On the other hand, we sold our shares in Idexx after they declined
59%. A maker of veterinary diagnostic tests, we came to believe they had management problems that their cash assets had concealed.

Five Largest
Holdings.
2.1%  Royal Caribbean Cruises
      Entertainment
2.0%  Univision
      Communications
      Broadcasting
2.0%  Consolidated Stores
      Retail
1.9%  Solectron Corp.
      Electronics
1.8%  Coflexip SA
      (France) (ADR)
      Oil & Gas Services

Expressed as a percentage of net assets as of 10/31/97.

Looking Ahead.
-------------------------------------------------
We are looking for companies that can benefit from the Internet. For example,
Checkfree, an online bill payment service, is among our 10 largest positions.
We bought it shortly after it signed many banks. It is up
39% already and we
think it has more growth ahead.

We believe there is strong growth potential in companies that sell to older people because their numbers are increasing. We recently purchased Royal
Caribbean Cruises, now our largest holding and already up
32%. They have a new
fleet and we bought them at a discount to their larger competitor.

On the Trail of Emerging Companies
------------------------------------------------------------
-------------------
Fund Manager Susan Hirsch hunts for companies that can offer accelerated returns in the next business cycle.

Q. What kind of companies do you invest in?
A. We are looking for companies whose share prices can appreciate substantially over the next business cycle because either: 1) a change in their operating environment or something internal at the company will accelerate earnings growth or 2) the stock is undervalued relative to the quality or sustainability of its growth rate. We seek out companies which can achieve a 15% to 25% growth rate annually. Our preferences are for companies that have been public for many years and with market capitalizations of $1 billion to $3 billion. Companies of that size and history are usually seasoned and management is experienced. They know how to sell their product and sell their company to investors. We also prefer businesses that have little debt and are healthy cash flow generators.
The advantage is that cash can be used to support the stock or conversely used to complete an acquisition to ensure growth. In general, we have found that management decisions improve when financing considerations are at a minimum.

Q. Is that the critical size for growth?
A. Our objective is to identify growth opportunities with the right blend of risk and reward characteristics. While smaller companies can generally grow faster than larger ones because they are nimble and haven't saturated their markets, they sometimes don't execute well. We prefer businesses that have progressed sufficiently that they have the infrastructure to support growth and management is aware of how rapidly they can grow market share without undue stress internally. This tends to favor the midcap segment with market capitalizations we referred to earlier. Furthermore, we have found that once a business has identified the growth rate it can sustain over the long term, investors will give it a premium valuation -- even if it's not the fastest growing.

Q. Prices in the midcap market can be volatile. What effect will that have on the Fund?
A. We can seek to minimize the effects of price fluctuations by keeping our positions small -- so diversification can help moderate swings in our return.
Another source of volatility, and one where we have less control, stems from changing interest rates. The value of growth rises in environments when interest rates are expected to move lower and declines when rates are expected to rises. However, the market is much more sensitive to the direction of change than it is to the actual change itself. This is what happened earlier in 1997.

As the reporting period ended, we owned shares in 101 companies. Our largest holding amounted to a little more than 2% of the portfolio.
We will try to
stay close to those figures in the future.

Q. What leads you to sell a stock?
A. We may sell if our projection for a company's earnings growth rate drops or if it misses an earnings forecast. We may also sell if a stock has "gotten ahead of itself," and we believe we will have a chance to buy it back at a better price. Finally, we may sell a fine company with strong earnings if its stock price has reached what we believe is full value and we believe it no longer has suitable potential for price appreciation to meet the Fund's objectives.

President's Letter
December 18, 1997
------------------------------------------------------------
-------------------
(PHOTO)

                        It Was Another Good Year.

Dear Shareholder:
By many measures 1997 was another good year for investors. The economy continued its sixth straight year of moderate growth. Inflation remained subdued and unemployment fell to record lows. Thanks to this favorable environment, the stock market posted its third year of double-digit returns while bond values rose as yields declined to five-year lows.

There were periods of uncertainty, of course. The financial markets declined significantly three times during the year. Yet following each episode the markets rebounded as investors took advantage of buying opportunities. That is very important because it shows that investors today are not easily swayed by temporary setbacks -- they choose to stay the course and are investing for the long term.

As we begin a new year, here are a few thoughts to help guide your investment decisions:

- Keep your investment expectations realistic. Seasoned investors know that financial markets rise and fall -- as will the value of their holdings. Over time, however, stocks have been shown to produce very attractive returns. In fact, the S&P 500 rose more than 280% from the time of the last major market decline (October 31, 1987) through December 31, 1996, according to Lipper
Analytical Services.

- Don't make rash decisions. If you have an investment plan, stick to it. (If you don't have one, see your Prudential Financial
Professional.) While past
performance is not indicative of future results, many investors have profited by the long-term growth prospects of stocks and income producing potential of bonds.

- Review your portfolio. Sit down with your Prudential
Securities Financial
Advisor or Pruco Securities Registered Representative today. Your Prudential professional can advise you on financial strategies and explain important new developments, such as the federal Taxpayer Relief Act of 1997, which may change the way you save for college, a retirement nest egg or other long-term financial goal.

Thank you for your continued confidence in Prudential Mutual
Funds & Annuities.
In 1998, we'll do everything we can to keep you informed and earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of
October 31, 1997                        PRUDENTIAL EMERGING
GROWTH FUND, INC.
------------------------------------------------------------
-------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.4%
COMMON STOCKS--97.4%
------------------------------------------------------------
Apparel & Textiles--3.5%
  40,000     Kellwood Co.                          $
1,382,500
  25,000     Liz Claiborne, Inc.
1,267,188
  40,000     Westpoint Stevens, Inc. (a)
1,640,000
                                                   ---------
---

4,289,688
------------------------------------------------------------
Appliances--1.5%
  40,000     Sunbeam Corp.
1,812,500
------------------------------------------------------------
Broadcasting--6.0%
  50,000     HSN, Inc. (a)
2,000,000
  40,000     Sinclair Broadcast Group, Inc. (a)
1,460,000
  40,000     Univision Communications, Inc. (a)
2,480,000
  44,900     Westwood One, Inc. (a)
1,377,869
                                                   ---------
---

7,317,869
------------------------------------------------------------
Cable & Pay Television Systems--2.3%
  50,000     Liberty Media Group, Inc. (a)
1,740,625
  40,000     United Video Satellite Group, Inc.
                (a)
1,085,000
                                                   ---------
---

2,825,625
------------------------------------------------------------
Chemicals--1.1%
  35,000     OM Group, Inc.
1,321,250
------------------------------------------------------------
Commercial Services--4.8%
  30,000     Concord EFS, Inc. (a)
890,625
  40,000     Corrections Corp. of America (a)
1,220,000
  45,000     Gartner Group, Inc. (a)
1,271,250
  40,000     Lason Holdings, Inc. (a)
1,032,500
  17,500     MoneyGram Payment Systems, Inc. (a)
250,469
   4,400     Outsource International Inc.
66,550
  30,000     Paychex, Inc.
1,143,750
                                                   ---------
---

5,875,144
Computer Software & Services--10.4%
  15,000     Cadence Design Systems, Inc. (a)      $
798,750
  76,900     Checkfree Corp. (a)
2,076,300
  49,300     DST Systems, Inc. (a)
1,740,906
  36,300     GTECH Holdings Corp. (a)
1,170,675
  60,000     Mentor Graphics Corp. (a)
656,250
  30,500     Netscape Communications Corp. (a)
1,002,688
  50,000     Sterling Commerce, Inc. (a)
1,659,375
  37,500     Stratus Computer, Inc. (a)
1,326,562
  57,200     Unisys Corp. (a)
761,475
  76,400     USCS International, Inc. (a)
1,480,250
                                                   ---------
---

12,673,231
------------------------------------------------------------
Electronics--16.0%
  39,666     Analog Devices, Inc. (a)
1,212,292
  32,900     Applied Materials, Inc. (a)
1,098,038
  45,000     Burr-Brown Corp. (a)
1,361,250
  45,000     Dallas Semiconductor Corp.
2,199,375
  30,000     Hadco Corp. (a)
1,661,250
  58,500     International Rectifier Corp. (a)
800,719
  50,000     Kent Electronics Corp. (a)
1,746,875
  22,000     KLA Instruments Corp. (a)
966,625
     100     Kulicke & Soffa Industries, Inc.
                (a)
2,575
  10,000     Lattice Semiconductor Corp. (a)
500,625
  10,000     Linear Technology Corp. (a)
628,750
  57,800     Solectron Corp. (a)
2,268,650
  27,500     Teradyne, Inc. (a)
1,029,531
  52,500     The DII Group, Inc. (a)
1,292,812
  35,000     Thermo Instrument System, Inc. (a)
1,262,187
  25,000     Thermo Optek Corp.
423,438
  60,000     ThermoQuest Corp. (a)
1,072,500
                                                   ---------
---

19,527,492
------------------------------------------------------------
Entertainment--2.8%
   5,500     N2K Inc. (a)
144,719
  34,000     Regal Cinemas, Inc. (a)
782,000
  54,400     Royal Caribbean Cruises Ltd.
2,526,200
                                                   ---------
---

3,452,919

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
October 31, 1997                        PRUDENTIAL EMERGING
GROWTH FUND, INC.
------------------------------------------------------------
-------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Environmental Services--1.6%
  54,200     Allied Waste Industries, Inc.         $
1,104,325
  21,500     USA Waste Services, Inc.
795,500
                                                   ---------
---

1,899,825
------------------------------------------------------------
Financial Services--7.1%
   7,500     Franklin Resources, Inc.
674,063
  13,367     Legg Mason, Inc.
655,802
  20,000     Norrell Corp.
582,500
  15,000     Peoples Heritage Financial Group,
                Inc.
590,625
  50,000     Select Appointments Holdings
                (U.K.)(ADR)
917,187
  15,000     Sirrom Capital Corp.
755,625
  60,000     Sovereign Bancorp, Inc.
1,065,000
  25,300     T. Rowe Price Associates, Inc.
1,676,125
  25,200     Washington Mutual, Inc.
1,724,625
                                                   ---------
---

8,641,552
------------------------------------------------------------
Foods--0.9%
  60,000     Flowers Industries, Inc.
1,140,000
------------------------------------------------------------
Health Services--0.6%
  24,800     Omnicare, Inc.
689,750
------------------------------------------------------------
HMO's--1.6%
  60,000     Concentra Managed Care, Inc. (a)
1,957,500
------------------------------------------------------------
Insurance--0.7%
  20,000     NAC Re Corp.
890,000
------------------------------------------------------------
Lodging--1.7%
  40,000     Capstar Hotel Company
1,417,500
  20,000     Four Seasons Hotels, Inc.
661,250
                                                   ---------
---

2,078,750
------------------------------------------------------------
Medical Services--3.6%
  50,700     Covance, Inc. (a)
896,756
     741     Genzyme Corp. (a)
6,391
  40,000     Pediatric Services of America, Inc.
                (a)
860,000
  60,000     Renal Treatment Centers, Inc. (a)     $
1,991,250
  25,000     Vencor, Inc. (a)
675,000
                                                   ---------
---

4,429,397
------------------------------------------------------------
Medical Technology--6.8%
  65,000     Acuson Corp. (a)
1,218,750
  10,000     Incyte Pharmaceuticals, Inc. (a)
805,000
  20,000     Luxottica Group S.p.A. (Italy)(ADR)
1,277,500
  60,000     Mentor Corp.
2,186,250
  50,000     Sola International, Inc. (a)
1,706,250
  50,000     ThermoTrex Corp. (a)
1,150,000
                                                   ---------
---

8,343,750
------------------------------------------------------------
Nursing Homes--2.5%
  32,700     Atria Communities, Inc. (a)
543,638
  75,000     Beverly Enterprises, Inc. (a)
1,120,312
  40,000     Manor Care, Inc.
1,372,500
                                                   ---------
---

3,036,450
------------------------------------------------------------
Oil & Gas Services--2.4%
  40,000     Coflexip SA (France) (ADR)
2,200,000
  20,000     Falcon Drilling Co., Inc. (a)
727,500
                                                   ---------
---

2,927,500
------------------------------------------------------------
Pharmaceuticals--6.3%
  32,900     Biochem Pharma Inc. (Canada) (a)
824,556
  40,000     Elan Corp. PLC (Ireland)(ADR) (a)
1,995,000
  60,000     North American Vaccine, Inc.
                (Canada) (a)
1,507,500
  80,000     Pharmaceutical Product Development,
                Inc. (a)
1,420,000
  60,000     Watson Pharmaceuticals, Inc. (a)
1,905,000
                                                   ---------
---

7,652,056
------------------------------------------------------------
Publishing--0.3%
  15,000     Desktop Data, Inc. (a)
155,156
  12,200     The Petersen Companies Inc.
240,950
                                                   ---------
---

396,106

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of
October 31, 1997                        PRUDENTIAL EMERGING
GROWTH FUND, INC.
------------------------------------------------------------
-------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Retail--7.3%
  50,000     BJ's Wholesale Club, Inc. (a)         $
1,443,750
  22,300     Brylane, Inc. (a)
968,656
  60,000     Consolidated Stores Corp. (a)
2,392,500
  55,300     Linens 'N Things, Inc. (a)
1,987,344
  50,000     Petco Animal Supplies, Inc. (a)
1,537,500
  50,000     Stride Rite Corp.
587,500
                                                   ---------
---

8,917,250
------------------------------------------------------------
Schools--1.2%
  30,000     Apollo Group, Inc. (a)
1,267,500
   5,600     Education Management Corp. (a)
145,600
                                                   ---------
---

1,413,100
------------------------------------------------------------
Telecommunications--2.3%
  35,500     Teleport Communications Group, Inc.
                (a)
1,717,312
  69,300     Transaction Network Services, Inc.
                (a)
1,152,113
                                                   ---------
---

2,869,425
------------------------------------------------------------
Telecommunications Equipment--1.2%
  41,200     Metromedia Fiber Network Inc.
988,800
  25,000     Scientific-Atlanta, Inc.
464,063
                                                   ---------
---

1,452,863
------------------------------------------------------------
Transportation-Road & Rail--0.9%
  37,500     Kansas City Southern Industries,
                Inc.
1,143,750
                                                   ---------
---
             Total long-term investments
                (cost $102,678,514)
118,974,742
                                                   ---------
---
SHORT-TERM INVESTMENTS--2.5%
REPURCHASE AGREEMENT
$  3,093     Joint Repurchase Agreement Account,
                5.70%, 11/3/97
                (cost $3,093,000; Note 5)          $
3,093,000
                                                   ---------
---
------------------------------------------------------------
Total Investments--99.9%
             (cost $105,771,514; Note 4)
122,067,742
             Other assets in excess of
                liabilities--0.1%
163,147
                                                   ---------
---
             Net Assets--100%
$122,230,889
                                                   ---------
---
                                                   ---------
---

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

Statement of Assets and Liabilities       PRUDENTIAL
EMERGING GROWTH FUND, INC.
------------------------------------------------------------
--------------------

Assets
October 31, 1997
Investments, at value (cost
$105,771,514)...............................................
 ..................        $122,067,742
Cash........................................................
 ..............................................
160,251
Receivable for investments
sold........................................................
 ...................           1,389,326
Receivable for Fund shares
sold........................................................
 ...................             761,874
Deferred expenses and other
assets......................................................
 ..................             102,614
Dividends and interest
receivable..................................................
 .......................              31,274
Prepaid registration
fees........................................................
 .........................              27,503

----------------
   Total
assets......................................................
 .....................................         124,540,584

----------------
Liabilities
Payable for investments
purchased...................................................
 ......................           1,747,525
Payable for Fund shares
reacquired..................................................
 ......................             303,716
Accrued
expenses....................................................
 ......................................             106,309
Distribution fee
payable.....................................................
 .............................              86,614
Management fee
payable.....................................................
 ...............................              65,531

----------------
   Total
liabilities.................................................
 .....................................           2,309,695

----------------
Net
Assets......................................................
 ..........................................
$122,230,889

----------------

----------------
Net assets were comprised of:
   Common stock, at
par.........................................................
 ..........................        $     10,300
   Paid-in capital in excess of
par.........................................................
 ..............         104,398,912

----------------

104,409,212
   Accumulated net realized gain on
investments.................................................
 ..........           1,525,449
   Net unrealized appreciation on
investments.................................................
 ............          16,296,228

----------------
Net assets, October 31,
1997........................................................
 ......................        $122,230,889

----------------

----------------
Class A:
   Net asset value and redemption price per share
      ($33,123,942 / 2,778,557 shares of common stock issued
and outstanding).............................
$11.92
   Maximum sales charge (5% of offering
price)......................................................
 ......                 .63

----------------
   Maximum offering price to
public......................................................
 .................               $12.55

----------------

----------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($82,069,745 / 6,927,670 shares of common stock issued
and outstanding).............................
$11.85

----------------

----------------
Class C:
   Net asset value, offering price and redemption price per
share
      ($6,476,643 / 546,701 shares of common stock issued
and outstanding)................................
$11.85

----------------

----------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($560,559 / 46,986 shares of common stock issued and
outstanding)...................................
$11.93

----------------

----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

PRUDENTIAL EMERGING GROWTH FUND, INC.
Statement of Operations
------------------------------------------------------------

                                          December 31,
1996(a)
                                                Through
Net Investment Loss                         October 31, 1997
Income
   Dividends (net of foreign
      withholding taxes of $2,717).....       $    247,060
   Interest............................            203,351
                                               -----------
      Total income.....................            450,411
                                               -----------
Expenses
   Management fee......................            508,126
   Distribution fee--Class A...........             58,788
   Distribution fee--Class B...........            563,370
   Distribution fee--Class C...........             46,173
   Registration fees...................            167,497
   Transfer agent's fees and
      expenses.........................            121,000
   Custodian's fees and expenses.......             78,000
   Reports to shareholders.............             66,000
   Amortization of deferred
      organizational costs.............             20,285
   Audit fee...........................             20,000
   Legal fees..........................             20,000
   Directors' fees.....................             18,750
   Miscellaneous.......................              8,665
                                               -----------
      Total expenses...................          1,696,654
                                               -----------
Net investment loss....................         (1,246,243)
                                               -----------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions........................          2,613,615
Net unrealized appreciation on
   investments.........................         16,296,228
                                               -----------
Net gain on investments................         18,909,843
                                               -----------
Net Increase in Net Assets
Resulting from Operations..............       $ 17,663,600
                                               -----------
                                               -----------

---------------
(a) Commencement of investment operations.


PRUDENTIAL EMERGING GROWTH FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

                                              December 31,
1996(a)
Increase (Decrease)                                 Through
in Net Assets                                   October 31,
1997
Operations
   Net investment loss......................      $
(1,246,243)
   Net realized gain on investments.........
2,613,615
   Net unrealized appreciation on
      investments...........................
16,296,228
                                              --------------
------
   Net increase in net assets resulting from
      operations............................
17,663,600
                                              --------------
------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold............
133,828,498
   Cost of shares reacquired................
(29,361,209)
                                              --------------
------
   Net increase in net assets from Fund
      share transactions....................
104,467,289
                                              --------------
------
Total increase..............................
122,130,889
Net Assets
Beginning of period.........................
100,000
                                              --------------
------
End of period...............................
$122,230,889
                                              --------------
------
                                              --------------
------

---------------
(a) Commencement of investment operations.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     8

Notes to Financial Statements             PRUDENTIAL
EMERGING GROWTH FUND, INC.
------------------------------------------------------------
-------------------
Prudential Emerging Growth Fund, Inc. (the 'Fund') is
registered under the
Investment Company Act of 1940 as a diversified, open-end
management investment
company. The Fund was incorporated in Maryland on August 23,
1996. The Fund
issued 2,500 shares each of Class A, Class B, Class C and
Class Z common stock
for $100,000 on October 21, 1996 to Prudential Investments
Fund Management LLC
('PIFM'). Investment operations commenced on December 31,
1996.
The Fund's investment objective is to achieve long-term
capital appreciation by
investing primarily in equity securities of small and medium sized U.S.
companies, ranging from $500 million to $4.5 billion in
market capitalization,
with the potential for above-average growth.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund in the preparation of its financial statements. Securities Valuation: Securities listed on a securities exchange (other than options on stock and stock indices) are valued at the last
sales price on the
day of valuation, or, if there was no sale on such day, at
the mean between the
closing bid and asked prices on such day, or at the bid
price in the absence of
an asked price as provided by a pricing service. Securities
that are actively
traded in the over-the-counter market, including listed
securities for which the
primary market is believed to be over-the-counter, are
valued by an independent
pricing service. Convertible debt securities that are
actively traded in the
over-the-counter market, including listed securities for
which the primary
market is believed to be over-the-counter, are valued at the mean between the
most recently quoted bid and asked prices provided by a
principal market maker
or independent pricing agent. Options on securities and
indices traded on an
exchange are valued at the mean between the most recently
quoted bid and asked
prices provided by the respective exchange. Futures
contracts and options
thereon are valued at the last sales price as of the close
of business of the
exchange. Securities for which market quotations are not
readily available are
valued at fair value as determined in good faith by or under the direction of
the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
In connection with transactions in repurchase agreements, it is the Fund's
policy that its custodian or designated subcustodians under
triparty repurchase
agreements, as the case may be, take possession of the
underlying collateral
securities, the value of which exceeds the principal amount
of the repurchase
transaction, including accrued interest. To the extent that
any repurchase
transaction exceeds one business day, the value of the
collateral is
marked-to-market on a daily basis to ensure the adequacy of
the collateral. If
the seller defaults, and the value of the collateral
declines or, if bankruptcy
proceedings are commenced with respect to the seller of the
security,
realization of the collateral by the Fund may be delayed or
limited.
All securities are valued as of 4:15 P.M., New York time. Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Dividend income is
recorded on the
ex-dividend date; interest income is recorded on the accrual basis. Expenses are
recorded on the accrual basis which may require the use of
certain estimates by
management.
Net investment income (loss), other than distribution fees,
and realized and
unrealized gains or losses are allocated daily to each class of shares based
upon the relative proportion of net assets of each class at
the beginning of the
day.
Dividends and Distributions: Dividends from net investment
income are declared
and paid annually. The Fund will distribute at least
annually net capital gains
in excess of loss carryforwards, if any. Dividends and
distributions are
recorded on the ex-dividend date.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
Reclassification of Capital Accounts: The Fund accounts and
reports for
distributions to shareholders in accordance with the
A.I.C.P.A.'s Statement of
Position 93-2: Determination, Disclosure, and Financial
Statement Presentation
of Income, Capital Gain and Return of Capital Distributions
by Investment
Companies. The effect of applying this statement was to
decrease undistributed
net investment income by $1,246,243, decrease accumulated
realized gains by
$1,088,166, and decrease paid-in capital by $158,077. Net
investment income, net
realized gains and net assets were not affected by this
change.
Taxes: It is the Fund's policy to continue to meet the
requirements of the
Internal Revenue Code applicable to regulated investment
companies and to
distribute all of its taxable net income and net capital
gains, if any, to its
shareholders. Therefore, no federal income tax provision is
required.
Withholding taxes on foreign dividends have been provided
for in accordance with
the Fund's understanding of the applicable country's tax
rules and rates.
Deferred Organization Expenses: Approximately $122,000 of
expenses were incurred
in connection with the organization of the Fund. These
------------------------------------------------------------
--------------------
                                       9

Notes to Financial Statements             PRUDENTIAL
EMERGING GROWTH FUND, INC.
------------------------------------------------------------
-------------------
costs have been deferred and are being amortized ratably
over a period of sixty
months from the date the Fund commenced investment
operations.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to
this agreement, PIFM
has responsibility for all investment advisory services and
supervises the
subadviser's performance of such services. PIFM has entered
into a subadvisory
agreement with The Prudential Investment Corporation
('PIC'). PIC furnishes
investment advisory services, in connection with the
management of the Fund.
PIFM pays for the cost of the subadviser's services, the
compensation of
officers of the Fund, occupancy and certain clerical and
bookkeeping costs of
the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly, at an annual
rate of .60 of 1% of the average daily net assets of the
Fund.
The Fund has a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acts as the distributor of the Class A, Class
B, Class C and
Class Z shares of the Fund. The Fund compensates PSI for
distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to plans of
distribution (the 'Class A, B and C Plans') regardless of
expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
No distribution or service fees are paid to PSI as
distributor of the Class Z
shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates
PSI for
distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%
of the average daily net assets of the Class A, B and C
shares, respectively.
Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1%
and 1% of the average daily net assets of the Class A, B and
C shares,
respectively, for the period December 31, 1996 through
October 31, 1997.
PSI has advised the Fund that it has received approximately
$197,300 in
front-end sales charges resulting from sales of Class A
shares for the period
December 31, 1996 through October 31, 1997. From these fees,
PSI paid such sales
charges to dealers, which in turn paid commissions to
salespersons and incurred
other distribution costs.
PSI has advised the Fund that for the period December 31,
1996 through October
31, 1997, it received approximately $147,900 and $4,300 in
contingent deferred
sales charges imposed upon certain redemptions by certain
Class B and Class C
shareholders, respectively.
The Fund, along with other affiliated registered investment
companies (the
'Funds'), entered into a credit agreement (the 'Agreement')
on December 31, 1996
with an unaffiliated lender. The maximum commitment under
the Agreement is
$200,000,000. The Agreement expires on December 30, 1997.
Interest on any such
borrowings outstanding will be at market rates. The purpose
of the Agreement is
to serve as an alternative source of funding for capital
share redemptions. The
Fund has not borrowed any amounts pursuant to the Agreement
as of October 31,
1997. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the
unused portion of the credit facility. The commitment fee is accrued and paid
quarterly on a pro-rata basis by the Funds.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of
The Prudential
Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the period ended
December 31, 1996
through October 31, 1997, the Fund incurred fees of
approximately $102,000 for
the services of PMFS. As of October 31, 1997, approximately
$12,000 of such fees
were due to PMFS. Transfer agent fees and expenses in the
Statement of
Operations also include certain out-of-pocket expenses paid
to non-affiliates.
During the period ended December 31, 1996 through October
31, 1997, PSI received
approximately $4,500 in brokerage commissions from portfolio transactions
executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than
short-term investments,
for the period ended December 31, 1996 through October 31,
1997 were
$208,902,343 and $108,837,098, respectively.
The cost basis of investments for federal income tax
purposes is $106,462,186.
As of October 31, 1997, net unrealized appreciation of
investments for federal
income tax purposes was $15,605,556 (gross unrealized
appreciation--$19,212,446;
gross unrealized depreciation--$3,606,890).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund along with other affiliated registered investment
companies, transfers
uninvested cash balances into a single joint account, the
daily aggregate
balance of which is invested in one or more repurchase
agreements collateralized
by U.S. Treasury or Federal agency obligations. As of
October 31, 1997, the Fund
had a 0.4% undivided interest in the repurchase agreements
in the joint account.
The undivided interest for the Fund represented $3,093,000
in principal amount.
As of such date, each repurchase agreement in the joint
account and the value of
the collateral therefor were as follows:
------------------------------------------------------------
--------------------
                                       10

Notes to Financial Statements             PRUDENTIAL
EMERGING GROWTH FUND, INC.
------------------------------------------------------------
-------------------
Bear Stearns, 5.70%, in the principal amount of
$236,000,000, repurchase price
$236,112,100, due 11/3/97. The value of the collateral
including accrued
interest is $241,912,917.
Credit Suisse First Boston Corp., 5.72%, in the principal
amount of
$237,440,000, repurchase price $237,553,180, due 11/3/97.
The value of the
collateral including accrued interest is $246,134,363. Deutsche Morgan Grenfell, 5.70%, in the principal amount of $236,000,000, repurchase price $236,112,100, due 11/3/97. The value of the collateral
including accrued interest is $240,720,618.
SBC Warburg, 5.66%, in the principal amount of $92,714,000,
repurchase price
$92,757,730, due 11/3/97. The value of the collateral
including accrued interest
is $94,588,984.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.
Transactions in shares of common stock for the period
December 31, 1996 through
October 31, 1997 were as follows:

Class A                                  Shares
Amount
-------------------------------------  ----------   --------
----
December 31, 1996(a) through
  October 31, 1997:
Shares sold..........................   4,426,371   $
46,029,734
Shares reacquired....................  (1,709,715)
(18,558,290)
                                       ----------   --------
----
Net increase in shares outstanding
  before conversion..................   2,716,656
27,471,444
Shares issued upon conversion from
  Class B............................      59,401
693,915
                                       ----------   --------
----
Net increase in shares outstanding...   2,776,057   $
28,165,359
                                       ----------   --------
----
                                       ----------   --------
----
Class B                                  Shares
Amount
-------------------------------------  ----------   --------
----
December 31, 1996(a) through
  October 31, 1997:
Shares sold..........................   7,897,636   $
80,935,138
Shares reacquired....................    (912,794)
(9,938,884)
                                       ----------   --------
----
Net increase in shares outstanding
  before conversion..................   6,984,842
70,996,254
Shares reacquired upon conversion
  into Class A.......................     (59,672)
(693,915)
                                       ----------   --------
----
Net increase in shares outstanding...   6,925,170   $
70,302,339
                                       ----------   --------
----
                                       ----------   --------
----
Class C
-------------------------------------
December 31, 1996(a) through
  October 31, 1997:
Shares sold..........................     603,231   $
6,123,875
Shares reacquired....................     (59,030)
(606,543)
                                       ----------   --------
----
Net increase in shares outstanding...     544,201   $
5,517,332
                                       ----------   --------
----
                                       ----------   --------
----
Class Z
-------------------------------------
December 31, 1996(a) through
  October 31, 1997:
Shares sold..........................      68,252   $
739,751
Shares reacquired....................     (23,766)
(257,492)
                                       ----------   --------
----
Net increase in shares outstanding...      44,486   $
482,259
                                       ----------   --------
----
                                       ----------   --------
----

---------------
(a) Commencement of investment operations.
------------------------------------------------------------
Note 7. Distributions
On December 10, 1997 the Board of Directors of the Fund
declared a short-term
capital gain distribution of $0.214 per share for Class A,
B, C and Z shares
respectively, payable on December 18, 1997 to shareholders
of record on December
15, 1997.
------------------------------------------------------------
--------------------
                                       11

Financial Highlights                      PRUDENTIAL
EMERGING GROWTH FUND, INC.
------------------------------------------------------------
--------------------

Class A          Class B          Class C

------------     ------------     ------------

December 31,     December 31,     December 31,

1996(a)          1996(a)          1996(a)

Through          Through          Through

October 31,      October 31,      October 31,

1997             1997             1997

------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.....................................      $  10.00
$  10.00          $10.00

------           ------           -----
Income from investment operations
Net investment
loss......................................................
(.08)            (.14)           (.14)
Net realized and unrealized loss on investment
transactions..............          2.00             1.99
1.99

------           ------           -----
   Total from investment
operations......................................
1.92             1.85            1.85

------           ------           -----
Net asset value, end of
period...........................................      $
11.92         $  11.85          $11.85

------           ------           -----

------           ------           -----
TOTAL
RETURN(c):..................................................
 .......         19.20%           18.50%          18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..........................................      $
33,124         $ 82,070          $6,477
Average net assets
(000).................................................
$ 28,141         $ 67,420          $5,526
Ratios to average net assets(b):
   Expenses, including distribution
fees.................................          1.46%
2.21%           2.21%
   Expenses, excluding distribution
fees.................................          1.21%
1.21%           1.21%
   Net investment
loss...................................................
(.92)%          (1.67)%         (1.69)%
Portfolio turnover
rate..................................................
107%             107%            107%
Average commission rate paid per
share...................................      $  .0521
$  .0521          $.0521

Class Z

------------

December 31,

1996(a)

Through

October 31,

1997

------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.....................................     $10.00

-----
Income from investment operations
Net investment
loss......................................................
(.03)
Net realized and unrealized loss on investment
transactions..............       1.96

-----
   Total from investment
operations......................................       1.93

-----
Net asset value, end of
period...........................................     $11.93

-----

-----
TOTAL
RETURN(c):..................................................
 .......      19.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..........................................     $  561
Average net assets
(000).................................................     $
261
Ratios to average net assets(b):
   Expenses, including distribution
fees.................................       1.21%
   Expenses, excluding distribution
fees.................................       1.21%
   Net investment
loss...................................................
(.73)%
Portfolio turnover
rate..................................................
107%
Average commission rate paid per
share...................................     $.0521

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less than a
full year are not
    annualized.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     12

Report of Independent Accountants         PRUDENTIAL
EMERGING GROWTH FUND, INC.
------------------------------------------------------------
-------------------
To the Shareholders and Board of Directors of
Prudential Emerging Growth Fund, Inc.
In our opinion, the accompanying statement of assets and
liabilities, including
the portfolio of investments, and the related statements of
operations and of
changes in net assets and the financial highlights present
fairly, in all
material respects, the financial position of Prudential
Emerging Growth Fund,
Inc. (the 'Fund') at October 31, 1997, and the results of
its operations, the
changes in its net assets and the financial highlights for
the period December
31, 1996 (commencement of operations) through October 31,
1997, in conformity
with generally accepted accounting principles. These
financial statements and
financial highlights (hereafter referred to as 'financial
statements') are the
responsibility of the Fund's management; our responsibility
is to express an
opinion on these financial statements based on our audit. We conducted our audit
of these financial statements in accordance with generally
accepted auditing
standards which require that we plan and perform the audit
to obtain reasonable
assurance about whether the financial statements are free of material
misstatement. An audit includes examining, on a test basis,
evidence supporting
the amounts and disclosures in the financial statements,
assessing the
accounting principles used and significant estimates made by management, and
evaluating the overall financial statement presentation. We
believe that our
audit, which included confirmation of securities at October
31, 1997 by
correspondence with the custodian and brokers and the
application of alternative
auditing procedures where confirmations from brokers were
not received, provides
a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
December 19, 1997
------------------------------------------------------------
--------------------

Getting The Most From Your Prudential Mutual Fund.
Some mutual fund shareholders won't ever read this--they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance-- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the
Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports onsuccessful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual
Funds prices securities. The Notes also explain who manages and distributes the
Fund's shares, and more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset
(for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to
banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Comparing A $10,000 Investment.
---------------------------------------------
Prudential Emerging Growth Fund, Inc. vs. S&P
MidCap 400 Index.

Past performance is not indicative of future results.
Investment return and
principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Emerging Growth Fund (Class A,
B, C and Class Z shares) with a similar investment in the Standard & Poor's
MidCap 400 Index (the Index) by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (October 31, 1997), as measured on a quarterly basis, beginning in 1996 for Class A, B, C and Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October
31, 1997; (c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Class Z shares are not subject to a sales charge or distribution fee. Because Class A, B, C and Z shares have been in existence less than one year, no average annual total returns are presented.

The Index is a weighted index comprised of approximately 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is comprised of industrial, utility, financial, and transportation stocks. The
Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential PlazaNewark, NJ 07102-3777

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74431L107         MF173E
74431L206         Cat. #42M258H
74431L305         74431L404